UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23467

American Funds International Vantage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Gregory F. Niland

American Funds International Vantage Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds International Vantage Fund Annual report for the year ended October 31, 2023

A prudent approach
to international
growth investing

American Funds International Vantage Fund seeks to provide prudent growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-3 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-3 shares*	22.04%	4.92%	5.03%
Class A shares (reflecting 5.75% maximum sales charge)†	14.56	3.23	3.95

*	The fund was organized for the purpose of effecting the reorganization of Capital Group International Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization.
†	Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.56% for Class F-3 shares and 1.01% for Class A shares, and the net expense ratios are 0.54% for Class F-3 shares and 0.99% for Class A shares as of the prospectus dated January 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least January 1, 2025, without which the results would have been lower and net expense ratios higher. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Refer to capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

8	Financial statements

35	Board of trustees and other officers

Fellow investors:

Amid a rise in global equities, American Funds International Vantage Fund returned 13.1% for the 12-month reporting period ended October 31, 2023. By comparison, the fund’s primary benchmark, the unmanaged MSCI EAFE (Europe, Australasia, Far East) Index, gained 14.4%.

Market review

The broad gains in international markets were the product of two very different periods. During the first period, markets rebounded from the difficulties experienced throughout much of 2022. Optimism extended to multiple fronts, including hope that the aggressive interest rate hikes from central banks were succeeding in bringing down inflation and would cause central bankers to consider adjusting monetary policy. Enthusiasm that China reopening would spur a pickup in economic activity and the prospect for corporate governance improvements in Japan also helped propel markets.

However, that positive sentiment faded, and markets gave back some gains in the last few months of the period. Robust U.S. economic data supported the view that U.S. interest rates would remain elevated for longer, which raised concerns around the outlook for global growth in 2024. Slowing economic activity in the eurozone and a sluggish Chinese consumer also weighed on markets.

The gains in international markets were broad-based. Every sector in the MSCI EAFE Index advanced. Financials was the best returning sector as higher interest rates boosted bank earnings. Consumer discretionary gains were driven by strength in luxury goods makers as well as select automakers. After holding up better than the market during the equity market declines of 2022, consumer staples and health care companies posted more modest gains, lagging the broader market.

Monetary policy outside of the U.S. remained divergent. On one hand, the European Central Bank (ECB) continued down its tightening path during the period, lifting its key policy rate to 4%, the highest level since the creation of the single-currency bloc. Meanwhile, Japan’s economic recovery continued. A renewed

Results at a glance

(for periods ended October 31, 2023, with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since Class F-3 inception on 4/1/11)

American Funds International Vantage Fund (Class F-3 shares)[1]	13.10%	2.56%	6.21%	4.50%	4.96%
American Funds International Vantage Fund (Class A shares)[2]	12.50	2.09	5.73	4.03	4.50
MSCI EAFE (Europe, Australasia, Far East) Index[3]	14.40	5.73	4.10	3.05	3.86

Past results are not predictive of results in future periods.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[1]	The fund was organized for the purpose of effecting the reorganization of Capital Group International Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.
[2]	Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure developed equity market results, excluding the United States and Canada. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: MSCI.

American Funds International Vantage Fund	1

emphasis on corporate governance helped to drive markets sharply higher. Rising prices pressured Japanese households with core inflation, but the Bank of Japan kept its ultralow monetary policy unchanged.

Inside the portfolio

The fund participated in the advance in international markets and the drivers of returns were diverse. Contributing to results were investments in the health care sector, notably Danish pharmaceutical company Novo Nordisk. The company experienced strong demand for the drugs it produces to treat diabetes and obesity. It also reported positive outcomes in clinical trials designed to demonstrate the efficacy of its weight loss medication in reducing the risk of cardiovascular events and kidney disease.

Despite higher inflation, consumers remained resilient in some parts of the developed and emerging markets. Select makers and distributors of consumer goods helped results. Spain’s Inditex, the clothing retailer and owner of the Zara stores, advanced as sales accelerated, and gross margins hit a record high thanks to supply chain pressures easing. Shares of MercadoLibre also rallied.

The weakness in China did not prevent markets from advancing, thanks in large part to a strong rally in the waning months of 2022. The fund has small and selective investments in China, but a couple of the internet platform companies with leading positions in video games and online advertising aided returns within the communications services sector.

Within industrials, companies exposed to commercial airline travel helped. France-based aerospace company Safran posted robust first-half operating results and raised its full-year outlook as narrow-body aircraft traffic surpassed pre-pandemic levels.

The biggest detractor to fund results were investments in the financials sector. The fund has fewer investments in large banks whose earnings were boosted by higher interest rates. This positioning hurt. Other detractors in the portfolio included British American Tobacco. The cigarette maker’s shares were weak amid concerns about volume declines in the U.S. market and a menthol ban in California. Cash also held back results.

Looking ahead

While the fund took part in the market rebound from 2022, we have continued to see more volatility related to interest rate movements, recessionary fears and the geopolitical environment.

As a reminder, within the fund, we focus on finding businesses that can provide attractive returns and resilience over the long term. These companies also usually have stable earnings, long runways for growth, solid balance sheets and low leverage, which can insulate them during difficult market environments. This approach seems particularly well suited for this uncertain market environment. The volatile markets we have experienced continue to present us with new and interesting ways to pursue growth and downside protection.

Industrials is now the largest area of investment in the fund, and we continued to add to companies in the sector throughout the period amid market volatility. Optimism about the continued rebound in air traffic to pre-pandemic levels and beyond underpins many of the aerospace and defense investments in the fund. Renewed emphasis on infrastructure spending globally, decarbonization, and energy management has added a secular tailwind to several cyclical businesses including factory automation, chemical companies that make building products with energy efficiency benefits, and businesses exposed to the transition to electric vehicles.

Information technology continues to be one of the largest areas of investment for the fund. Artificial intelligence (AI) has dominated the news, and it is hard to be enthusiastic about AI without also liking companies like ASML and TSMC that possess the ultimate technology to enable next-generation chips. Additionally, IT services companies have also been of interest. These companies are vital partners to the larger corporations that are trying to harness the productivity benefits of AI technology. Even within software, companies that are focused on data at the enterprise level, such as Germany’s SAP, seem well positioned for an AI future.

Innovation in medicine continues to progress at astonishing speeds. Companies such as Novo Nordisk and AstraZeneca are tackling life-threatening health problems including cancer, diabetes and obesity. Health care remains an area where we believe that our deep, fundamental research and ability to generate unique insights about products, services and issues with far reaching implications can potentially add significant value for shareholders.

Finally, we should note the shift underway in Japan, both in terms of inflation and reforms. While inflation has been challenging for many economies, it is welcome in Japan, which has been battling deflation for three decades. Sustained and healthy inflation could change the mindset in Japan from saving to investing. In terms of reforms, there is tremendous emphasis on improving corporate governance, and companies are focusing more on shareholder returns. In our recent travels through Japan, we observed that the desire for change is more palpable today than it has been in the previous two decades.

In a world faced with difficult macroeconomic and geopolitical realities, it is easy to overlook how much progress has been made tackling the big issues of the day. We continue to be optimistic that innovation is improving the lives of individuals on a global basis, and we remain focused on those companies best positioned to move the world in a more positive direction.

We thank you for the trust you have placed in us and for your continued investment in the fund.

Cordially,

Gerald Du Manoir
President

December 12, 2023

For current information about the fund, refer to capitalgroup.com.

2	American Funds International Vantage Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown
(for the period April 1, 2011, to October 31, 2023, with all distributions reinvested)

Fund results shown are for Class F-3 and Class A shares. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

[1]	Includes reinvested dividends and capital gain distributions.
[2]	Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment; thus, the net amount invested was $9,425. Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2023)

	1 year	5 years	10 years	Lifetime (since 4/1/11)

Class F-3 shares	13.10%	6.21%	4.50%	4.96%
Class A shares*	6.03	4.49	3.42	4.01

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

American Funds International Vantage Fund	3

Investment portfolio October 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	31.20%
Japan	15.89
United Kingdom	10.78
Switzerland	7.02
Denmark	6.41
Canada	2.63
Singapore	2.51
China	1.98
Hong Kong	1.96
Other countries	7.22
Short-term securities & other assets less liabilities	12.40
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 87.60%	Shares	Value (000)
Industrials 16.36%
Safran SA	238,437	$37,140
ABB, Ltd.	591,945	19,903
Airbus SE, non-registered shares	148,333	19,841
SMC Corp.	38,700	17,836
Epiroc AB, Class A	1,046,595	17,232
TFI International, Inc. (CAD denominated)	148,173	16,392
Canadian National Railway Co.	100,380	10,618
Canadian National Railway Co. (CAD denominated)	38,239	4,046
ITOCHU Corp.	396,500	14,286
DSV A/S	75,002	11,160
RELX PLC	265,776	9,296
Daikin Industries, Ltd.	62,000	8,929
Marubeni Corp.	586,400	8,644
Recruit Holdings Co., Ltd.	273,600	7,914
BAE Systems PLC	545,380	7,322
MTU Aero Engines AG	36,684	6,872
Hitachi, Ltd.	94,300	5,992
ATS Corp.[1]	141,733	4,773
Nidec Corp.	106,000	3,879
DKSH Holding AG	58,148	3,557
Ryanair Holdings PLC (ADR)[1]	38,309	3,360
ASSA ABLOY AB, Class B	119,210	2,540
TOPPAN Holdings, Inc.	109,800	2,533
Japan Airlines Co., Ltd.	130,400	2,415
Melrose Industries PLC	377,661	2,146
LIXIL Corp.	128,200	1,401
IMCD NV	11,600	1,399
VAT Group AG	3,500	1,237
Spirax-Sarco Engineering PLC	12,009	1,198
		253,861

Information technology 15.75%
ASML Holding NV	60,899	36,634
SAP SE	224,567	30,092
Keyence Corp.	60,820	23,543
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	268,853	23,205
STMicroelectronics NV	508,963	19,503
OBIC Co., Ltd.	113,600	16,850
Hamamatsu Photonics KK	408,200	15,106
Tokyo Electron, Ltd.	101,800	13,674
Capgemini SE	68,933	12,218
Nomura Research Institute, Ltd.	455,600	12,030
TDK Corp.	206,600	7,758
Halma PLC	326,719	7,351

4	American Funds International Vantage Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Dassault Systemes SE	155,718	$6,423
Fujitsu, Ltd.	37,400	4,842
NICE, Ltd. (ADR)[1]	30,084	4,643
Nemetschek SE	56,179	4,186
Shopify, Inc., Class A, subordinate voting shares[1]	68,460	3,231
Nokia Corp.	752,337	2,510
Dye & Durham, Ltd.	94,645	552
		244,351

Health care 12.30%
Novo Nordisk AS, Class B	598,140	57,682
AstraZeneca PLC	301,616	37,701
EssilorLuxottica SA	127,271	23,017
Genmab A/S1	61,148	17,321
Daiichi Sankyo Co., Ltd.	456,300	11,725
Straumann Holding AG	88,640	10,560
BeiGene, Ltd. (ADR)[1]	45,514	8,478
Terumo Corp.	221,800	6,047
Innovent Biologics, Inc.[1]	815,500	4,789
Asahi Intecc Co., Ltd.	279,900	4,686
HOYA Corp.	42,800	4,117
Lonza Group AG	9,357	3,281
Roche Holding AG, nonvoting non-registered shares	5,800	1,498
		190,902

Financials 10.66%
London Stock Exchange Group PLC	330,078	33,198
AIA Group, Ltd.	2,803,300	24,415
DBS Group Holdings, Ltd.	701,380	16,864
DNB Bank ASA	822,746	14,836
HDFC Bank, Ltd. (ADR)	258,787	14,634
United Overseas Bank, Ltd.	642,500	12,684
Euronext NV	176,132	12,269
UniCredit SpA	242,469	6,066
Deutsche Boerse AG	30,388	4,992
Aon PLC, Class A	14,800	4,579
Partners Group Holding AG	4,227	4,478
Hiscox, Ltd.	337,642	3,863
Hong Kong Exchanges and Clearing, Ltd.	101,900	3,543
ING Groep NV	214,800	2,754
Skandinaviska Enskilda Banken AB, Class A	242,100	2,700
Worldline SA, non-registered shares[1]	175,114	2,219
Bank of Montreal	16,900	1,277
		165,371

Consumer staples 9.22%
Nestlé SA	241,800	26,086
L’Oréal SA, non-registered shares	56,405	23,659
Anheuser-Busch InBev SA/NV	257,919	14,672
Danone SA	224,535	13,375
Carlsberg A/S, Class B	111,772	13,337
British American Tobacco PLC	445,194	13,286
Imperial Brands PLC	462,649	9,865
Uni-Charm Corp.	232,500	7,881
Reckitt Benckiser Group PLC	100,504	6,738
Pernod Ricard SA	22,379	3,979
Unilever PLC	81,000	3,838
Diageo PLC	96,500	3,657
Asahi Group Holdings, Ltd.	76,300	2,754
		143,127

Consumer discretionary 8.97%
LVMH Moët Hennessy-Louis Vuitton SE	28,639	20,496
Industria de Diseño Textil, SA	536,578	18,534
Amadeus IT Group SA, Class A, non-registered shares	309,711	17,695
MercadoLibre, Inc.[1]	12,178	15,110
Kering SA	32,839	13,282
Hermès International	6,279	11,775

American Funds International Vantage Fund	5

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
adidas AG	48,597	$8,596
B&M European Value Retail SA	974,921	6,279
Bridgestone Corp.	144,300	5,445
Nitori Holdings Co., Ltd.	49,600	5,388
Oriental Land Co., Ltd.	139,500	4,518
Compagnie Financière Richemont SA, Class A	29,708	3,508
Prosus NV, Class N	97,946	2,743
Flutter Entertainment PLC (CDI)[1]	16,735	2,633
Evolution AB	21,400	1,910
Entain PLC	105,100	1,196
		139,108

Materials 5.10%
Sika AG	85,796	20,482
Air Liquide SA, non-registered shares	118,107	20,242
Shin-Etsu Chemical Co., Ltd.	479,000	14,334
Givaudan SA	4,291	14,247
BHP Group, Ltd. (CDI)	162,515	4,626
Rio Tinto PLC	39,304	2,505
Glencore PLC	278,696	1,472
Umicore SA	51,600	1,227
		79,135

Energy 3.62%
TotalEnergies SE	647,366	43,356
BP PLC	2,090,593	12,762
		56,118

Communication services 3.42%
Tencent Holdings, Ltd.	314,600	11,654
Singapore Telecommunications, Ltd.	5,422,100	9,430
Nippon Telegraph and Telephone Corp.	7,790,000	9,131
Koninklijke KPN NV	2,412,581	8,114
NetEase, Inc.	268,800	5,748
América Móvil, SAB de CV, Class B (ADR)	197,612	3,280
Capcom Co., Ltd.	88,900	2,847
Spotify Technology SA1	16,241	2,676
Viaplay Group AB, Class B1,2	75,170	162
		53,042

Utilities 2.04%
Engie SA	1,313,289	20,915
Iberdrola, SA, non-registered shares	653,185	7,279
National Grid PLC	296,653	3,526
		31,720

Real estate 0.16%
Link REIT	528,840	2,425

Total common stocks (cost: $1,076,906,000)		1,359,160

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, non-registered warrants, expire 11/22/2023[1]	59,416	39

Total rights & warrants (cost: $0)		39

Short-term securities 11.70%
Money market investments 11.69%
Capital Group Central Cash Fund 5.45%[3,4]	1,813,919	181,392

6	American Funds International Vantage Fund

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.01%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	104,686	$104
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.27%[3,5]	2,775	3
		107

Total short-term securities (cost: $181,488,000)		181,499
Total investment securities 99.30% (cost: $1,258,394,000)		1,540,698
Other assets less liabilities 0.70%		10,860

Net assets 100.00%		$1,551,558

Investments in affiliates[4]
	Value at 11/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Short-term securities 11.69%
Money market investments 11.69%
Capital Group Central Cash Fund 5.45%[3]	$135,022	$455,827	$409,494	$22	$15	$181,392	$6,945

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $113,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 10/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds International Vantage Fund	7

Financial statements

Statement of assets and liabilities at October 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $113 of investment securities on loan):
Unaffiliated issuers (cost: $1,077,013)	$1,359,306
Affiliated issuers (cost: $181,381)	181,392		$1,540,698
Cash			51
Cash denominated in currencies other than U.S. dollars (cost: $1)			1
Cash collateral received for securities on loan			12
Receivables for:
Sales of investments	2,356
Sales of fund’s shares	6,186
Services provided by related parties	205
Dividends and interest	5,421
Securities lending income	—	*	14,168
			1,554,930
Liabilities:
Collateral for securities on loan			119
Payables for:
Purchases of investments	749
Repurchases of fund’s shares	1,381
Investment advisory services	632
Services provided by related parties	181
Trustees’ deferred compensation	61
Non-U.S. taxes	216
Other	33		3,253
Net assets at October 31, 2023			$1,551,558

Net assets consist of:
Capital paid in on shares of beneficial interest			$1,253,682
Total distributable earnings			297,876
Net assets at October 31, 2023			$1,551,558

*	Amount less than one thousand.

Refer to the notes to financial statements.

8	American Funds International Vantage Fund

Financial statements (continued)

Statement of assets and liabilities at October 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (106,416 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$98,848	6,826	$14.48
Class C	6,355	444	14.31
Class T	10	1	14.57
Class F-1	6,777	467	14.51
Class F-2	753,827	51,744	14.57
Class F-3	619,707	42,404	14.61
Class 529-A	6,602	456	14.49
Class 529-C	396	28	14.30
Class 529-E	410	28	14.47
Class 529-T	11	1	14.56
Class 529-F-1	11	1	14.57
Class 529-F-2	2,373	163	14.52
Class 529-F-3	11	1	14.53
Class R-1	155	11	14.50
Class R-2	889	62	14.34
Class R-2E	283	19	14.53
Class R-3	1,975	137	14.42
Class R-4	4,430	303	14.62
Class R-5E	1,414	97	14.55
Class R-5	6,560	450	14.57
Class R-6	40,514	2,773	14.61

Refer to the notes to financial statements.

American Funds International Vantage Fund	9

Financial statements (continued)

Statement of operations for the year ended October 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,749; also includes $6,945 from affiliates)	$34,244
Securities lending income (net of fees)	73
Interest from unaffiliated issuers	50	$34,367
Fees and expenses*:
Investment advisory services	6,678
Distribution services	383
Transfer agent services	749
Administrative services	419
529 plan services	5
Reports to shareholders	42
Registration statement and prospectus	297
Trustees’ compensation	42
Auditing and legal	69
Custodian	137
Other	90
Total fees and expenses before waiver/reimbursement	8,911
Less waiver/reimbursement of fees and expenses:
Transfer agent services waiver	1
Miscellaneous fee reimbursement	235
Total fees and expenses after waiver/reimbursement		8,675
Net investment income		25,692

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(7,870)
Affiliated issuers	22
Currency transactions	(606)	(8,454)
Net unrealized appreciation on:
Investments:
Unaffiliated issuers	91,380
Affiliated issuers	15
Currency translations	160	91,555
Net realized loss and unrealized appreciation		83,101

Net increase in net assets resulting from operations		$108,793

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

10	American Funds International Vantage Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2023	2022
Operations:
Net investment income	$25,692	$17,332
Net realized (loss) gain	(8,454)	4,099
Net unrealized appreciation (depreciation)	91,555	(350,316)
Net increase (decrease) in net assets resulting from operations	108,793	(328,885)

Distributions paid to shareholders	(16,460)	(34,468)

Net capital share transactions	422,261	96,706

Total increase (decrease) in net assets	514,594	(266,647)

Net assets:
Beginning of year	1,036,964	1,303,611
End of year	$1,551,558	$1,036,964

Refer to the notes to financial statements.

American Funds International Vantage Fund	11

Notes to financial statements

1. Organization

American Funds International Vantage Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide prudent growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	American Funds International Vantage Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

American Funds International Vantage Fund	13

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$39,189	$214,672	$—	$253,861
Information technology	31,631	212,720	—	244,351
Health care	8,478	182,424	—	190,902
Financials	20,490	144,881	—	165,371
Consumer staples	—	143,127	—	143,127
Consumer discretionary	15,110	123,998	—	139,108
Materials	—	79,135	—	79,135
Energy	—	56,118	—	56,118
Communication services	5,956	47,086	—	53,042
Utilities	—	31,720	—	31,720
Real estate	—	2,425	—	2,425
Rights & warrants	39	—	—	39
Short-term securities	181,499	—	—	181,499
Total	$302,392	$1,238,306	$—	$1,540,698

14	American Funds International Vantage Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds International Vantage Fund	15

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2023, the total value of securities on loan was $113,000, and the total value of collateral received was $119,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2023, the fund recognized $263,000 in reclaims (net of $207,000 in fees and the effect of realized gain or loss from currency translations) and $28,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

16	American Funds International Vantage Fund

During the year ended October 31, 2023, the fund reclassified $1,478,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$23,800
Capital loss carryforward*	(7,761)
Gross unrealized appreciation on investments	340,324
Gross unrealized depreciation on investments	(58,424)
Net unrealized appreciation on investments	281,900
Cost of investments	1,258,798

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2023						Year ended October 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$618		$51		$669		$488		$1,113		$1,601
Class C	11		4		15		15		92		107
Class T	—	†	—	†	—	†	—	†	—	†	—	†
Class F-1	32		3		35		29		66		95
Class F-2	6,438		399		6,837		4,978		8,622		13,600
Class F-3	8,058		466		8,524		6,980		11,452		18,432
Class 529-A	43		3		46		35		76		111
Class 529-C	1		—	†	1		2		7		9
Class 529-E	1		—	†	1		1		2		3
Class 529-T	—	†	—	†	—	†	—	†	—	†	—	†
Class 529-F-1	—	†	—	†	—	†	—	†	—	†	—	†
Class 529-F-2	13		1		14		10		18		28
Class 529-F-3	—	†	—	†	—	†	—	†	—	†	—	†
Class R-1	—	†	—	†	—	†	1		4		5
Class R-2	4		—	†	4		1		2		3
Class R-2E	—	†	—	†	—	†	—		1		1
Class R-3	9		1		10		4		10		14
Class R-4	—	†	—	†	—	†	2		5		7
Class R-5E	7		—	†	7		1		2		3
Class R-5	32		2		34		1		2		3
Class R-6	249		14		263		163		283		446
Total	$15,516		$944		$16,460		$12,711		$21,757		$34,468

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.478% on the first $15.0 billion of daily net assets and decreasing to 0.450% on such assets in excess of $15.0 billion. For the year ended October 31, 2023, the investment advisory services fees were $6,678,000, which were equivalent to an annualized rate of 0.478% of average daily net assets.

American Funds International Vantage Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2023, unreimbursed expenses subject to reimbursement totaled $45,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2023, AFS waived transfer agent services fees of $1,000 for Class R-1, R-3, and R-5E shares. AFS does not intend to recoup the waiver.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2023, the 529 plan services fees were $5,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

18	American Funds International Vantage Fund

For the year ended October 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$263	$131		$26		Not applicable
Class C	58	9		2		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	17	8		2		Not applicable
Class F-2	Not applicable	577		189		Not applicable
Class F-3	Not applicable	—	*	186		Not applicable
Class 529-A	15	8		2		$3
Class 529-C	4	1		—	*	—	*
Class 529-E	1	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	2		1		2
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1	—	*	—	*	Not applicable
Class R-2	6	2		—	*	Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	7	3		1		Not applicable
Class R-4	10	4		1		Not applicable
Class R-5E	Not applicable	2		—	*	Not applicable
Class R-5	Not applicable	2		1		Not applicable
Class R-6	Not applicable	—	*	8		Not applicable
Total class-specific expenses	$383	$749		$419		$5

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended October 31, 2023, total fees and expenses reimbursed by CRMC were $235,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $42,000 in the fund’s statement of operations reflects $34,000 in current fees (either paid in cash or deferred) and a net increase of $8,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $30,721,000 and $9,464,000, respectively, which generated $2,915,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2023.

American Funds International Vantage Fund	19

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended October 31, 2023

Class A	$76,344	4,915	$661		46		$(36,098)	(2,347)	$40,907		2,614
Class C	3,718	243	14		1		(1,418)	(92)	2,314		152
Class T	—	—	—		—		—	—	—		—
Class F-1	9,300	613	34		2		(5,465)	(360)	3,869		255
Class F-2	457,204	29,619	6,252		431		(172,259)	(11,389)	291,197		18,661
Class F-3	131,725	8,574	8,489		583		(96,873)	(6,362)	43,341		2,795
Class 529-A	3,297	213	46		3		(857)	(55)	2,486		161
Class 529-C	179	12	1		—	†	(166)	(11)	14		1
Class 529-E	339	21	1		—	†	(22)	(1)	318		20
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-2	3,063	206	14		1		(1,777)	(113)	1,300		94
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	—	†
Class R-1	90	6	—	†	—	†	— †	— †	90		6
Class R-2	482	32	4		—	†	(61)	(4)	425		28
Class R-2E	323	20	—	†	—	†	(47)	(3)	276		17
Class R-3	1,383	90	10		1		(441)	(29)	952		62
Class R-4	5,628	367	1		—	†	(1,174)	(76)	4,455		291
Class R-5E	1,085	69	8		1		(133)	(8)	960		62
Class R-5	5,050	321	34		2		(409)	(27)	4,675		296
Class R-6	28,318	1,815	263		18		(3,899)	(251)	24,682		1,582
Total net increase (decrease)	$727,528	47,136	$15,832		1,089		$(321,099)	(21,128)	$422,261		27,097

Refer to the end of the table for footnotes.

20	American Funds International Vantage Fund

	Sales*			Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended October 31, 2022

Class A	$29,586	1,990		$1,579		94		$(19,557)	(1,338)	$11,608		746
Class C	1,683	107		105		6		(1,686)	(112)	102		1
Class T	—	—		—		—		—	—	—		—
Class F-1	2,182	141		95		6		(2,452)	(163)	(175)		(16)
Class F-2	329,353	22,153		12,671		749		(245,581)	(16,850)	96,443		6,052
Class F-3	236,629	16,122		18,364		1,082		(231,417)	(15,594)	23,576		1,610
Class 529-A	1,494	97		111		7		(748)	(50)	857		54
Class 529-C	148	10		9		1		(142)	(10)	15		1
Class 529-E	45	3		2		—	†	(8)	(1)	39		2
Class 529-T	—	—		—	†	—	†	—	—	—	†	— †
Class 529-F-1	—	—		—	†	—	†	—	—	—	†	— †
Class 529-F-2	433	28		27		2		(143)	(10)	317		20
Class 529-F-3	—	—		—	†	—	†	—	—	—	†	— †
Class R-1	6	—	†	4		—	†	(120)	(7)	(110)		(7)
Class R-2	425	29		2		—	†	(12)	(1)	415		28
Class R-2E	27	1		—	†	—	†	(7)	— †	20		1
Class R-3	745	54		14		1		(89)	(6)	670		49
Class R-4	266	17		7		—	†	(265)	(20)	8		(3)
Class R-5E	400	29		3		1		(10)	(1)	393		29
Class R-5	1,972	151		3		—	†	(43)	(3)	1,932		148
Class R-6	5,503	395		446		25		(45,353)	(2,536)	(39,404)		(2,116)
Total net increase (decrease)	$610,897	41,327		$33,442		1,974		$(547,633)	(36,702)	$96,706		6,599

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $556,634,000 and $182,595,000, respectively, during the year ended October 31, 2023.

American Funds International Vantage Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[5]		Ratio of expenses to average net assets after waivers/ reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class A:
10/31/2023	$12.99	$.23	$1.41	$1.64	$(.14)	$(.01)	$(.15)	$14.48	12.50%		$99		1.01%		.99%		1.51%
10/31/2022	17.83	.17	(4.57)	(4.40)	(.13)	(.31)	(.44)	12.99	(25.12)		55		1.08		1.06		1.14
10/31/2021	14.47	.09	3.67	3.76	(.07)	(.33)	(.40)	17.83	26.32		62		1.13		1.10		.54
10/31/2020[6,7]	14.76	.04	.51	.55	(.25)	(.59)	(.84)	14.47	3.81	[8]	21		1.12	[9]	1.12	[9]	.32	[9]
Class C:
10/31/2023	12.83	.13	1.40	1.53	(.04)	(.01)	(.05)	14.31	11.74		6		1.71		1.69		.82
10/31/2022	17.65	.07	(4.53)	(4.46)	(.05)	(.31)	(.36)	12.83	(25.64)		4		1.78		1.76		.48
10/31/2021	14.39	(.01)	3.62	3.61	(.02)	(.33)	(.35)	17.65	25.38		5		1.82		1.79		(.08)
10/31/2020[6,7]	14.76	(.06)	.53	.47	(.25)	(.59)	(.84)	14.39	3.24	[8]	1		1.79	[9]	1.79	[9]	(.42)[9]
Class T:
10/31/2023	13.06	.27	1.43	1.70	(.18)	(.01)	(.19)	14.57	12.90	[10]	—	[11]	.71	[10]	.69	[10]	1.78	[10]
10/31/2022	17.91	.22	(4.59)	(4.37)	(.17)	(.31)	(.48)	13.06	(24.96)[10]		—	[11]	.78	[10]	.76	[10]	1.44	[10]
10/31/2021	14.47	.13	3.69	3.82	(.05)	(.33)	(.38)	17.91	26.77	[10]	—	[11]	.83	[10]	.80	[10]	.78	[10]
10/31/2020[6,7]	14.76	.07	.48	.55	(.25)	(.59)	(.84)	14.47	3.82	[8,10]	—	[11]	1.05	[9,10]	1.04	[9,10]	.54	[9,10]
Class F-1:
10/31/2023	13.00	.25	1.42	1.67	(.15)	(.01)	(.16)	14.51	12.66		7		.92		.90		1.65
10/31/2022	17.84	.19	(4.59)	(4.40)	(.13)	(.31)	(.44)	13.00	(25.11)		3		1.02		1.00		1.25
10/31/2021	14.48	.10	3.67	3.77	(.08)	(.33)	(.41)	17.84	26.42		4		1.07		1.04		.60
10/31/2020[6,7]	14.76	.05	.51	.56	(.25)	(.59)	(.84)	14.48	3.88	[8]	1		1.06	[9]	1.06	[9]	.36	[9]
Class F-2:
10/31/2023	13.06	.28	1.43	1.71	(.19)	(.01)	(.20)	14.57	13.03		754		.65		.63		1.81
10/31/2022	17.91	.23	(4.59)	(4.36)	(.18)	(.31)	(.49)	13.06	(24.94)		432		.74		.72		1.52
10/31/2021	14.51	.15	3.68	3.83	(.10)	(.33)	(.43)	17.91	26.77		484		.80		.77		.89
10/31/2020[6,7]	14.76	.09	.50	.59	(.25)	(.59)	(.84)	14.51	4.10	[8]	179		.77	[9]	.77	[9]	.65	[9]
Class F-3:
10/31/2023	13.10	.30	1.42	1.72	(.20)	(.01)	(.21)	14.61	13.10		620		.56		.54		1.93
10/31/2022	17.95	.24	(4.59)	(4.35)	(.19)	(.31)	(.50)	13.10	(24.84)		519		.64		.59		1.60
10/31/2021	14.53	.15	3.70	3.85	(.10)	(.33)	(.43)	17.95	26.90		682		.71		.65		.90
10/31/2020[12]	14.61	.13	.63	.76	(.25)	(.59)	(.84)	14.53	5.33		667		.72		.65		.91
10/31/2019[12]	12.67	.20	2.10	2.30	(.36)	—	(.36)	14.61	18.95		918		.70		.65		1.47
Class 529-A:
10/31/2023	12.99	.23	1.42	1.65	(.14)	(.01)	(.15)	14.49	12.57		7		1.01		.99		1.51
10/31/2022	17.84	.18	(4.58)	(4.40)	(.14)	(.31)	(.45)	12.99	(25.18)		4		1.08		1.06		1.19
10/31/2021	14.46	.10	3.67	3.77	(.06)	(.33)	(.39)	17.84	26.42		5		1.06		1.03		.60
10/31/2020[6,7]	14.76	.05	.49	.54	(.25)	(.59)	(.84)	14.46	3.73	[8]	2		1.18	[9]	1.18	[9]	.33	[9]

Refer to the end of the table for footnotes.

22	American Funds International Vantage Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[5]		Ratio of expenses to average net assets after waivers/ reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
10/31/2023	$12.82	$.12	$1.41	$1.53	$(.04)	$(.01)	$(.05)	$14.30	11.74%		$—	[11]	1.73%		1.71%		.80%
10/31/2022	17.67	.06	(4.53)	(4.47)	(.07)	(.31)	(.38)	12.82	(25.66)		—	[11]	1.80		1.78		.43
10/31/2021	14.37	(.01)	3.64	3.63	—	(.33)	(.33)	17.67	25.48		1		1.81		1.77		(.05)
10/31/2020[6,7]	14.76	(.03)	.48	.45	(.25)	(.59)	(.84)	14.37	3.09	[8,10]	—	[11]	1.89	[9,10]	1.87	[9,10]	(.25)[9,10]
Class 529-E:
10/31/2023	12.99	.18	1.45	1.63	(.14)	(.01)	(.15)	14.47	12.38		—	[11]	1.17		1.16		1.19
10/31/2022	17.84	.14	(4.57)	(4.43)	(.11)	(.31)	(.42)	12.99	(25.21)		—	[11]	1.21		1.18		.91
10/31/2021	14.47	.13	3.62	3.75	(.05)	(.33)	(.38)	17.84	26.16	[10]	—	[11]	1.24	[10]	1.20	[10]	.75	[10]
10/31/2020[6,7]	14.76	.06	.49	.55	(.25)	(.59)	(.84)	14.47	3.81	[8,10]	—	[11]	1.17	[9,10]	1.12	[9,10]	.45	[9,10]
Class 529-T:
10/31/2023	13.05	.27	1.42	1.69	(.17)	(.01)	(.18)	14.56	12.83	[10]	—	[11]	.76	[10]	.74	[10]	1.73	[10]
10/31/2022	17.90	.21	(4.59)	(4.38)	(.16)	(.31)	(.47)	13.05	(24.96)[10]		—	[11]	.83	[10]	.81	[10]	1.39	[10]
10/31/2021	14.48	.12	3.69	3.81	(.06)	(.33)	(.39)	17.90	26.64	[10]	—	[11]	.88	[10]	.85	[10]	.73	[10]
10/31/2020[6,7]	14.76	.08	.48	.56	(.25)	(.59)	(.84)	14.48	3.88	[8,10]	—	[11]	1.10	[9,10]	1.02	[9,10]	.55	[9,10]
Class 529-F-1:
10/31/2023	13.06	.27	1.43	1.70	(.18)	(.01)	(.19)	14.57	12.82	[10]	—	[11]	.73	[10]	.71	[10]	1.76	[10]
10/31/2022	17.91	.21	(4.59)	(4.38)	(.16)	(.31)	(.47)	13.06	(24.95)[10]		—	[11]	.83	[10]	.81	[10]	1.39	[10]
10/31/2021	14.50	.13	3.68	3.81	(.07)	(.33)	(.40)	17.91	26.71	[10]	—	[11]	.88	[10]	.85	[10]	.73	[10]
10/31/2020[6,7]	14.76	.07	.51	.58	(.25)	(.59)	(.84)	14.50	3.95	[8,10]	—	[11]	.88	[9,10]	.88	[9,10]	.48	[9,10]
Class 529-F-2:
10/31/2023	13.01	.30	1.41	1.71	(.19)	(.01)	(.20)	14.52	12.96		2		.70		.68		1.93
10/31/2022	17.85	.22	(4.58)	(4.36)	(.17)	(.31)	(.48)	13.01	(24.92)		1		.77		.75		1.48
10/31/2021	14.47	.14	3.66	3.80	(.09)	(.33)	(.42)	17.85	26.65		1		.86		.82		.81
10/31/2020[6,13]	14.47	—	—	—	—	—	—	14.47	—		—	[11]	—		—		—
Class 529-F-3:
10/31/2023	13.02	.29	1.42	1.71	(.19)	(.01)	(.20)	14.53	13.01		—	[11]	.62		.61		1.87
10/31/2022	17.85	.23	(4.57)	(4.34)	(.18)	(.31)	(.49)	13.02	(24.84)		—	[11]	.71		.68		1.52
10/31/2021	14.47	.14	3.67	3.81	(.10)	(.33)	(.43)	17.85	26.76		—	[11]	.81		.74		.84
10/31/2020[6,13]	14.47	—	—	—	—	—	—	14.47	—		—	[11]	—		—		—
Class R-1:
10/31/2023	12.96	.17	1.40	1.57	(.02)	(.01)	(.03)	14.50	11.99		—	[11]	1.55		1.53		1.12
10/31/2022	17.80	.04	(4.53)	(4.49)	(.04)	(.31)	(.35)	12.96	(25.58)[10]		—	[11]	1.66	[10]	1.64	[10]	.23	[10]
10/31/2021	14.52	.04	3.67	3.71	(.10)	(.33)	(.43)	17.80	25.96	[10]	—	[11]	1.73	[10]	1.69	[10]	.22	[10]
10/31/2020[6,7]	14.76	.12	.48	.60	(.25)	(.59)	(.84)	14.52	4.17	[8,10]	—	[11]	.98	[9,10]	.71	[9,10]	.86	[9,10]

Refer to the end of the table for footnotes.

American Funds International Vantage Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[5]		Ratio of expenses to average net assets after waivers/ reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class R-2:
10/31/2023	$12.90	$.14	$1.42	$1.56	$(.11)	$(.01)	$(.12)	$14.34	12.00%		$1		1.56%		1.55%		.92%
10/31/2022	17.76	.10	(4.55)	(4.45)	(.10)	(.31)	(.41)	12.90	(25.56)		—	[11]	1.63		1.60		.70
10/31/2021	14.50	.02	3.66	3.68	(.09)	(.33)	(.42)	17.76	25.76	[10]	—	[11]	1.61	[10]	1.57	[10]	.09	[10]
10/31/2020[6,7]	14.76	.09	.49	.58	(.25)	(.59)	(.84)	14.50	3.99	[8,10]	—	[11]	1.02	[9,10]	.92	[9,10]	.63	[9,10]
Class R-2E:
10/31/2023	13.06	.15	1.48	1.63	(.15)	(.01)	(.16)	14.53	12.28		—	[11]	1.28		1.27		.99
10/31/2022	17.80	.15	(4.58)	(4.43)	—	(.31)	(.31)	13.06	(25.15)[10]		—	[11]	1.18	[10]	1.11	[10]	1.00	[10]
10/31/2021	14.49	.03	3.68	3.71	(.07)	(.33)	(.40)	17.80	25.90	[10]	—	[11]	1.47	[10]	1.44	[10]	.17	[10]
10/31/2020[6,7]	14.76	.01	.56	.57	(.25)	(.59)	(.84)	14.49	3.94	[8,10]	—	[11]	1.27	[9,10]	1.18	[9,10]	.04	[9,10]
Class R-3:
10/31/2023	12.95	.20	1.42	1.62	(.14)	(.01)	(.15)	14.42	12.32		2		1.26		1.19		1.32
10/31/2022	17.83	.10	(4.54)	(4.44)	(.13)	(.31)	(.44)	12.95	(25.33)		1		1.32		1.30		.70
10/31/2021	14.51	.07	3.67	3.74	(.09)	(.33)	(.42)	17.83	26.05		1		1.34		1.30		.38
10/31/2020[6,7]	14.76	.08	.51	.59	(.25)	(.59)	(.84)	14.51	4.10	[8,10]	—	[11]	1.08	[9,10]	.89	[9,10]	.55	[9,10]
Class R-4:
10/31/2023	13.02	.30	1.37	1.67	(.06)	(.01)	(.07)	14.62	12.65		5		.89		.88		1.93
10/31/2022	17.87	.24	(4.63)	(4.39)	(.15)	(.31)	(.46)	13.02	(25.01)		—	[11]	.95		.93		1.65
10/31/2021	14.50	.10	3.68	3.78	(.08)	(.33)	(.41)	17.87	26.39		—	[11]	1.03		.99		.58
10/31/2020[6,7]	14.76	.05	.53	.58	(.25)	(.59)	(.84)	14.50	4.03	[8]	—	[11]	1.04	[9]	.99	[9]	.34	[9]
Class R-5E:
10/31/2023	13.05	.28	1.42	1.70	(.19)	(.01)	(.20)	14.55	12.90		1		.72		.68		1.84
10/31/2022	17.91	.18	(4.56)	(4.38)	(.17)	(.31)	(.48)	13.05	(24.95)		—	[11]	.84		.79		1.26
10/31/2021	14.52	.13	3.69	3.82	(.10)	(.33)	(.43)	17.91	26.74		—	[11]	.88		.80		.78
10/31/2020[6,7]	14.76	.10	.50	.60	(.25)	(.59)	(.84)	14.52	4.17	[8]	—	[11]	.95	[9]	.71	[9]	.74	[9]
Class R-5:
10/31/2023	13.07	.27	1.45	1.72	(.21)	(.01)	(.22)	14.57	12.97		7		.61		.59		1.80
10/31/2022	17.93	.08	(4.44)	(4.36)	(.19)	(.31)	(.50)	13.07	(24.81)		2		.65		.61		.60
10/31/2021	14.52	.15	3.69	3.84	(.10)	(.33)	(.43)	17.93	26.81		—	[11]	.76		.70		.89
10/31/2020[6,7]	14.76	.11	.49	.60	(.25)	(.59)	(.84)	14.52	4.18	[8]	—	[11]	.93	[9]	.72	[9]	.77	[9]
Class R-6:
10/31/2023	13.09	.29	1.44	1.73	(.20)	(.01)	(.21)	14.61	13.10		41		.56		.54		1.88
10/31/2022	17.93	.23	(4.58)	(4.35)	(.18)	(.31)	(.49)	13.09	(24.79)		16		.64		.59		1.56
10/31/2021	14.52	.15	3.69	3.84	(.10)	(.33)	(.43)	17.93	26.86		59		.70		.67		.89
10/31/2020[6,7]	14.76	.12	.48	.60	(.25)	(.59)	(.84)	14.52	4.19	[8]	61		.71	[9]	.71	[9]	.87	[9]

Refer to the end of the table for footnotes.

24	American Funds International Vantage Fund

Financial highlights (continued)

	Year ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[14]	15%	19%	11%	21%	29%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2022, this column reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.06 and .39 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During one of the years shown, AFS waived a portion of transfer agent services fees for certain share classes. In addition, during the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses.
[5]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[6]	Based on operations for a period that is less than a full year.
[7]	This share class began investment operations on November 8, 2019.
[8]	Not annualized.
[9]	Annualized.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Amount less than $1 million.
[12]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds International Vantage Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds International Vantage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds International Vantage Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 12, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

26	American Funds International Vantage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2023, through October 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds International Vantage Fund	27

Expense example (continued)

	Beginning account value 5/1/2023	Ending account value 10/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$905.56	$4.71	.98%
Class A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class C – actual return	1,000.00	902.27	8.10	1.69
Class C – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class T – actual return	1,000.00	906.61	3.22	.67
Class T – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-1 – actual return	1,000.00	906.31	4.32	.90
Class F-1 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class F-2 – actual return	1,000.00	907.23	3.03	.63
Class F-2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-3 – actual return	1,000.00	907.46	2.60	.54
Class F-3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 529-A – actual return	1,000.00	905.56	4.61	.96
Class 529-A – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-C – actual return	1,000.00	902.20	8.20	1.71
Class 529-C – assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class 529-E – actual return	1,000.00	904.94	5.57	1.16
Class 529-E – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class 529-T – actual return	1,000.00	906.61	3.46	.72
Class 529-T – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-F-1 – actual return	1,000.00	906.66	3.36	.70
Class 529-F-1 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-F-2 – actual return	1,000.00	907.50	3.32	.69
Class 529-F-2 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-F-3 – actual return	1,000.00	907.56	2.79	.58
Class 529-F-3 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class R-1 – actual return	1,000.00	903.42	7.34	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class R-2 – actual return	1,000.00	903.59	7.29	1.52
Class R-2 – assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class R-2E – actual return	1,000.00	904.17	6.14	1.28
Class R-2E – assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-3 – actual return	1,000.00	904.64	5.52	1.15
Class R-3 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class R-4 – actual return	1,000.00	905.83	4.28	.89
Class R-4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-5E – actual return	1,000.00	907.11	3.17	.66
Class R-5E – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 – actual return	1,000.00	907.23	2.88	.60
Class R-5 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-6 – actual return	1,000.00	908.01	2.55	.53
Class R-6 – assumed 5% return	1,000.00	1,022.53	2.70	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	American Funds International Vantage Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2023:

Long-term capital gains	$941,000
Foreign taxes	$0.01 per share
Foreign source income	$0.27 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$5,883,000
U.S. government income that may be exempt from state taxation	$1,840,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

American Funds International Vantage Fund	29

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase.

In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible

30	American Funds International Vantage Fund

ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds International Vantage Fund	31

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32	American Funds International Vantage Fund

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American Funds International Vantage Fund	33

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34	American Funds International Vantage Fund

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected as a director/ trustee[2]	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2023	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 – 2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer Jr., 1956	2023	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	5	None
Merit E. Janow, 1958	2023	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Earl Lewis Jr., 1955	2023	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	5	2U, Inc. (educational technology company)
Christopher E. Stone, 1956 Chair of the Board (Independent and Non-Executive)	2023	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Kathy J. Williams, 1955	2023	Board Chair, Above and Beyond Teaching	11	None
Amy Zegart, PhD, 1967	2023	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested trustees5.6

Name, year of birth and position with fund	Year first elected as a director/ trustee/ officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee[3]	Other directorships[4] held by trustee during the past five years
Winnie Kwan, 1972 Trustee	2023	Partner – Capital Research Global Investors, Capital International, Inc.[7]	5	None
Sung Lee, 1966 Trustee	2023	Partner – Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]; Director, The Capital Group Companies, Inc.[7]	5	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 36 for footnotes.

American Funds International Vantage Fund	35

Officers6

Name, year of birth and position with fund	Year first elected as an officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Gerald Du Manoir, 1966 President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[7]; Vice President, Capital Guardian (Canada), Inc.[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2023	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Eu-Gene Cheah, 1965 Senior Vice President	2019	Partner – Capital International Investors, Capital Group Investment Management Pte. Ltd.[7]
Gregory D. Fuss, 1959 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[7]; Senior Vice President, Capital Group Private Client Services, Inc.[7]
Philip Winston, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.; Partner – Capital International Investors, Capital International Limited[7]; Senior Vice President, Capital International Limited[7]
Jennifer L. Butler, 1966 Secretary	2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2023	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2023	Assistant Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as an investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	American Funds International Vantage Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds International Vantage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds International Vantage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc..

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 91% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-3 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-3 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-3 shares were first offered on January 27, 2017. Class F-3 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IVE

Registrant:

a) Audit Fees:
Audit	2022	32,000
	2023	35,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	8,000
	2023	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $8,000 for fiscal year 2022 and $8,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INTERNATIONAL VANTAGE FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: December 29, 2023

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 29, 2023